Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as hereafter amended or supplemented, this “Agreement”) is dated as of [●], 2021, by and among SQUARESPACE, INC., a Delaware corporation (the “Company”), the holders of Class A Common Stock of the Company (the “Class A Common Stock”) party hereto (each of which is referred to herein as a “Class A Common Holder” and collectively as the “Class A Common Holders”), the holders of Class B Common Stock of the Company (the “Class B Common Stock”) party hereto (each of which is referred to herein as a “Class B Common Holder” and collectively as the “Class B Common Holders”) and the other parties hereto. Each of the Class A Common Holders and the Class B Common Holders is referred to herein as a “Common Holder” and collectively as the “Common Holders”. The Class A Common Stock and the Class B Common Stock is collectively referred to herein as the “Common Stock”. The Company, the Common Holders and the other parties hereto are individually referred to herein as a “Party” and are collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, the Company, the Common Holders and certain other parties (the “Existing Stockholders”) are parties to that certain Amended and Restated Stockholders Agreement, dated as of March 15, 2021 (the “Prior Agreement”); and

WHEREAS, the Existing Stockholders and the Company hereby agree that, effective as of the Initial Public Event (the “Effective Date”), the Prior Agreement be amended and restated in its entirety in accordance with the provisions set forth herein and that, from and after such date, this Agreement shall govern the rights of the Parties with respect to the provisions covered hereby.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Definitions. In addition to the definitions of capitalized terms specified elsewhere in this Agreement, the following capitalized terms as used in this Agreement shall have the meanings set forth below:

1.1              “1934 Act” means the Securities Exchange Act of 1934, as amended.

1.2              “Accel” means Accel Growth Fund L.P. and its related parties.

1.3              “Act” means the Securities Act of 1933, as amended.

1.4              “Affiliate” means, with respect to any Person, any other Person (other than the Company) directly or indirectly controlling or controlled by or under direct or indirect common control, or advised by common investment management, with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means (a) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities of such Person or (b) the power to otherwise direct the management and policies of such Person whether by contract or otherwise.

1.5              “Board” means the Company’s Board of Directors.

1.6              “Equity Securities” shall mean any securities now or hereafter owned or held by a Common Holder (or a transferee in accordance with Section 3.6 herein) having voting rights in the election of the Board, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing.

1.7              “Founder” means Anthony Casalena.

1.8              “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.9              “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

1.10           “General Atlantic” means General Atlantic (Square) LP, General Atlantic (SQRS II), L.P. and their respective related parties.

1.11           “Holder” means any person or entity owning Registrable Securities (as such term is defined below) or any assignee thereof in accordance with Section 2.10 hereof for so long as such person or entity holds outstanding Registrable Securities.

1.12           “Index” means Index Ventures Growth I (Jersey), L.P. and its related parties.

1.13           “Initial Offering” means the Company’s first sale of its Class A Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 under the Act after which the Class A Common Stock will be listed on a Qualified Exchange.

1.14           “Initial Public Event” means the earliest of (i) the closing of the Initial Offering or (ii) the effectiveness of a registration statement under the Act that registers shares of the Company’s Class A Common Stock in a ‘direct listing’ (the “Direct Listing Effectiveness”), in each case (i) or (ii) where the Class A Common Stock and Class B Common Stock are each a “covered security” as described in Section 18(b) of the Act.

1.15           “Investor” means General Atlantic, Accel and Index.

1.16           “Investor Directors” means (i) any director nominated by General Atlantic pursuant to the Voting and Support Agreement, dated as of [●], 2021 and (ii) Andrew Braccia.

1.17           “Major Holder” shall mean any Holder that held at least Seven Million Two Hundred Thousand (7,200,000) Registrable Securities (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations and the like).

1.18           “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or any other entity of whatever nature.

1.19           “Qualified Exchange” shall mean the New York Stock Exchange LLC, the Nasdaq Stock Market LLC, or (if approved by the Requisite Investors) any other national securities exchange registered pursuant to Section 6 of the 1934 Act.

1.20           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.21           “Registrable Securities” means (i) the Common Stock held by the entities or individuals listed on Exhibit A and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his, her or its rights under Section 2 are not assigned.

1.22           “Requisite Investors” shall mean the holders of sixty percent (60%) of the Common Stock held by Investors, which must include General Atlantic for so long as it is a Major Holder.

1.23           “Rule 144” shall mean Rule 144 under the Act.

1.24           “Rule 405” shall mean Rule 405 under the Act.

1.25          “SEC” shall mean the Securities and Exchange Commission.

2.             Registration Rights.

2.1              Request for Registration.

(a)               Subject to the conditions of this Section 2.1, if the Company shall receive at any time after either (i) ninety (90) days after any Direct Listing Effectiveness or (ii) one hundred eighty (180) days after any Initial Offering, a written request from a Major Holder as of immediately prior to an Initial Public Event (for purposes of this Section 2.1, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price (net of underwriting discounts and commissions) of at least $20,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.1, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 2.1(a).

(b)               If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto; provided, however, in no event shall any Registrable Securities held by a Holder that is an Investor (and that such Investor has requested to be registered) be excluded from such underwriting unless all other securities are first excluded. In the event the underwriters determine that less than all of the Registrable Securities of the Holders that are Investors requested to be registered can be included in such offering in accordance with the foregoing, then the Registrable Securities of such Holders that are included in such offering shall be apportioned pro rata among such Holders based on the number of Registrable Securities held by each such Holder. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)               Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 2.1:

(i)                in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii)               after the Company has effected two (2) registrations pursuant to this Section 2.1 with respect to General Atlantic, or one (1) registration pursuant to this Section 2.1 with respect to each of Index and Accel, and such registrations have been declared or ordered effective; or

(iii)              during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 2.2 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(iv)              if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 2.3 hereof; or

(v)               if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

2.2              Company Registration.

(a)               If (but without any obligation to do so) the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating to a demand made pursuant to Section 2.1, (ii) an Initial Public Event that is not an Initial Offering or (iii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, (iv) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (v) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 2.2(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered. For the avoidance of doubt, the decision to participate in an offering pursuant to this Section 2.2 shall not count as a “registration” under Section 2.1 hereof.

(b)               Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

(c)               Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 2.2 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering or (ii) any securities held by a Common Holder be included in such offering if any Registrable Securities held by any Holder that is an Investor (and that such Investor has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the entities under, or advised by, common investment management, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

2.3              Form S-3 Registration. In case the Company shall receive from a Major Holder as of immediately prior to the Initial Public Event or other Holders who are Investors holding at least twenty percent (20%) of the Registrable Securities then outstanding and held by the Holders who are Investors (for purposes of this Section 2.3, the “Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a)               promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)               use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, which may include that such registration statement constitute a shelf offering on a delayed or continuous basis in accordance with Rule 415 under the Act, provided, in which case the provisions of Section 2.3(c) hereto shall be applicable, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

(i)                if Form S-3 is not available for such offering by the Holders;

(ii)               if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000;

(iii)              if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 2.3 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv)              if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.3;

(v)               in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

(vi)              if the Company, within thirty (30) days of receipt of the request of such Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement on Form S-3 with the SEC within ninety (90) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective (it being understood that the Company shall have the obligations to the Holders, including any Take-Down Initiating Holders, set forth in Section 2.3(c) with respect to any such registration statement); or

(vii)             during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 2.2 above, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

(c)               Following the effectiveness of the Form S-3, a Major Holder as of immediately prior to the Initial Public Event or Holders who are Investors holding at least twenty percent (20%) of the Registrable Securities included in a Form S-3 shelf registration statement (collectively, a “Take-Down Initiating Holder”) may at any time and from time to time initiate an offering or sale of all or part of the Registrable Securities (a “Shelf Take-Down”), subject to the limitations set forth in this Agreement, by delivering notice of such initiation to the Company as set forth herein. If the Take-Down Initiating Holders intend to effect the Shelf-Take Down by means of an underwriting, then, in such event, the Company shall file as soon as practicable and in any event not later than ten (10) business days after the date of such request and, after such filing, use its reasonable best efforts to effect an amendment or supplement to the Form S-3 for such purpose. The Take-Down Initiating Holders shall indicate to the Company in their notice to the Company pursuant to this Section 2.3(c) whether they intend for such underwritten Shelf Take-Down to involve a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the underwriters. In the event of any underwritten Shelf Take-Down, the underwriter or underwriters shall be designated by Holders of a majority of the Registrable Securities held by all Holders participating in such underwriting, which underwriter or underwriters shall be reasonably acceptable to the Company. If the Take-Down Initiating Holders desire to effect a Shelf Take-Down that does not constitute a Shelf Take-Down requiring substantial marketing effort by the underwriters, the Take-Down Initiating Holders shall so indicate in a written request delivered to the Company no later than two (2) business days prior to the expected date of such Shelf Take-Down, which request shall include (i) the total number of Registrable Securities expected to be offered and sold in such Shelf Take-Down, (ii) the expected plan of distribution of such Shelf Take-Down and (iii) the action or actions required (including the timing thereof) in connection with such Shelf Take-Down (including the delivery of one or more stock certificates representing shares of Registrable Securities to be sold in such underwritten Shelf Take-Down), and, subject to the limitations set forth in this Agreement, the Company shall file as soon as practicable and in any event not later than five (5) business days after the date of such request and use reasonable best efforts thereafter to effect an amendment or supplement to its registration statement for such purpose. Subject to the limitations set forth in this Agreement, the Company shall effect such unlimited number of Shelf Take-Downs as may be requested by a Major Holder as of immediately prior to the Initial Public Event or Holders who are Investors holding at least twenty percent (20%) of the Registrable Securities included in a Form S-3 shelf registration statement; provided, that the Company shall not be obligated to effect any underwritten Shelf Take-Down unless the requesting Holders, together with the holders of any other securities of the Company entitled to inclusion in such underwritten Shelf Take-Down, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000. The provisions of Section 2.1(b) shall be applicable to any offering effected pursuant to this Section 2.3(c) (with the substitution of Section 2.3 for references to Section 2.1).

(d)               Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration effected pursuant to Section 2.1, except as may be required under the Act.

2.4              Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)               prepare and (as soon thereafter as practicable and in any event not later than thirty (30) days after the end of the applicable period specified in Section 2.1(a) and 2.3(b) within which requests for registration may be given to the Company) file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable thereafter, and keep such registration statement effective for one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for sales of such Registrable Securities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the SEC as announced from time to time, until the earlier of when (i) the Holders have sold all such Registrable Securities and (ii) the Holders may sell all of such Registrable Securities without any limitation as to volume or manner of sale requirements pursuant to Rule 144 promulgated under the Act as determined by counsel to the Company pursuant to written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent;

(b)               prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)               furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)               use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)               in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)                notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g)               use commercially reasonable efforts to cause all such Registrable Securities registered pursuant to this Section 2 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed;

(h)               provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(i)                take all reasonable actions to ensure that any prospectus or Free Writing Prospectus utilized in connection with any registration effected pursuant to Section 2.1, 2.2 or 2.3 hereunder complies in all material respects with the Act, is filed in accordance with the Act to the extent required thereby, is retained in accordance with the Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)                use its commercially reasonable efforts to provide, at the request of any Holder participating in such registration, on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(k)               to the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.3, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective in accordance with this Agreement;

(l)                if at any time when the Company is required to re-evaluate its WKSI status for purposes of an Automatic Shelf Registration Statement used to effect a request for registration in accordance with Section 2.3 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement; and

(m)              if (i) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (ii) the registration rights of the applicable Holders have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three (3) year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement.

Notwithstanding the provisions of this Section 2, the Company shall be entitled to suspend, for a reasonable period of time, not to exceed ninety (90) days in any one (1) year period, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:

(i)                materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board has authorized negotiations;

(ii)               materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii)              require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or Affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 2.4, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended. For the avoidance of doubt, any suspension pursuant to this Section 2.4 shall not be in addition to the possible suspensions articulated in Sections 2.1 and 2.3 hereof.

2.5              Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6             Withdrawal Rights; Expenses of Registration. A Holder may withdraw all or any part of its Registrable Securities from any registration (including a registration effected pursuant to Section 2.1) by giving written notice to the Company of its request to withdraw at any time. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2.1, 2.2 and 2.3, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders, which shall be chosen by the Holders of a majority of the Registrable Securities to be registered, shall be borne by the Company.

Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 or Section 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1 or 2.3, as the case may be, and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 2.1 and 2.3.

2.7             Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8              Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a)               To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any preliminary prospectus, final prospectus or Free Writing Prospectus contained therein or any amendments or supplements thereto) or any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company; (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

(b)               To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 2.8(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds (after giving effect to underwriting discounts and commissions) from the offering received by such Holder.

(c)               Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 2.8 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)               If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 2.8(b), shall exceed the net proceeds (after giving effect to underwriting discounts and commissions) from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)               Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                The obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2.8 and otherwise.

2.9           Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)               make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Initial Public Event;

(b)               use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c)               furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

2.10         Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (a) is a subsidiary, parent, partner, member, limited partner, retired partner, retired member, Affiliate or stockholder of, or venture capital or private equity fund advised by or under common investment management with, a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder or (c) after such assignment or transfer, holds at least five percent (5%) of the shares of Registrable Securities held by such Holder on the date hereof (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), provided: (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (y) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 2.12 below; and (z) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The stock ownership of a Holder, together with its subsidiaries, parents, Affiliates or stockholders of, or venture capital or private equity fund under, or advised by, common investment management with a Holder, shall be aggregated for purposes of this Section 2.10.

2.11        Limitations on Subsequent Registration Rights. From and after the Effective Date, the Company shall not, without the prior written consent of the Requisite Investors and the Parties holding a majority of the outstanding Class B Common Stock, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 2.1, Section 2.2 or Section 2.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

2.12         Termination of Registration Rights. This Agreement shall terminate as to a Holder (a) after five (5) years following the Initial Public Event or (b) such earlier time after the Initial Public Event at which such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) holds two percent (2%) or less of the Company’s outstanding Common Stock and all shares held by such Holder can be sold in any three (3) month period without registration in compliance with Rule 144.

3.             Miscellaneous.

3.1           Legend. Unless the Company shall otherwise agree in writing, each Common Holder agrees that the legend in substantially the following form shall be placed on the certificates representing any shares owned by it:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

3.2           Entire Agreement; Amendments and Waivers. This Agreement constitutes, as of the Effective Date, the entire agreement and understanding of the Parties in respect of the subject matter contained in this Agreement, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter of this Agreement other than those expressly set forth or referred to in this Agreement. This Agreement supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter of this Agreement. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the Requisite Investors and (c) the Founder; provided, that no such amendment shall be effective as to a particular Common Holder if such amendment would adversely affect such Holder without similarly and proportionately adversely affecting all Holders similarly situated, unless such Holder has given its prior written consent.

3.3           Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) three (3) days after having been sent by registered or certified mail (or applicable international equivalent), return receipt requested, postage prepaid; or (d) one (1) business day (as such term is applicable in New York, New York) after deposit with an internationally recognized overnight courier, specifying next business day (as such term is applicable in New York, New York) delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on Exhibit B (or at such other addresses as shall be specified by notice given in accordance with this Section 3.3).

3.4            Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

3.5           Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the Parties under this Agreement shall be enforceable to the fullest extent permitted by law.

3.6           Successors and Assigns. Subject to Section 2.10, the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.

3.7           Defaults. A default by any Party in such party’s compliance with any of the terms or conditions of this Agreement or performance of any of the obligations of such party under this Agreement shall not constitute or excuse a default by any other party.

3.8           Recapitalization, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth in this Agreement, to any and all shares of capital stock of the Company which may be issued in respect of, in exchange for, or in substitution of the shares, by reason of a stock dividend, recapitalization, reclassification or the like and such shares shall be endorsed with the legend set forth in Section 3.1.

3.9           Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.10         Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including entities under, or advised by, common investment management) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.11         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Signatures may be exchanged by telecopy, with original signatures to follow. Each Party agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement.

3.12         No Third Party Beneficiaries. This Agreement shall be binding and inure solely to the benefit of each Party, and nothing in this Agreement, expressly or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for the parties set forth in Section 2.8.

3.13          Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

3.14         Further Instruments and Actions. The Parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

3.15         Amendment of Prior Agreement. As of the Effective Date, the Prior Agreement shall hereby be amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 9.3 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect

3.16         Indemnification Matters. The Company hereby acknowledges that one or more of the Investor Directors may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Directors are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Directors are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Directors and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Directors to the extent legally permitted and as required by the Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Investor Directors), without regard to any rights such Investor Directors may have against the Fund Indemnitors, and (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written below.

THE COMPANY:

SQUARESPACE, INC.

By:
Name:
Title:
Date:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written below.

GENERAL ATLANTIC (SQRS) LP

By:	General Atlantic (SPV) GP, LLC, its general Partner
By:	General Atlantic LLC, its Sole Member

By:
Name:
Title:
Date:

GENERAL ATLANTIC (SQRS II), L.P.

By:	General Atlantic (SPV) GP, LLC, its general Partner
By:	General Atlantic LLC, its Sole Member

By:
Name:
Title:
Date:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written below.

INDEX VENTURES GROWTH I (JERSEY), L.P.

By:	its Managing General Partner: Index Venture Growth Associates I Limited

By:
Name:
Title:
Date:

INDEX VENTURES GROWTH I PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By:	its Managing General Partner: Index Venture Growth Associates I Limited

By:
Name:
Title:
Date:

YUCCA (JERSEY) SLP

By:	Intertrust Employee Benefit Services Limited as Authorized Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Co-Investment Scheme

By:
Name:
Title:
Date:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written below.

ACCEL GROWTH FUND L.P.

By:	Accel Growth Fund Associates L.L.C. its General Partner

By:
Name:
Title:
Date:

ACCEL GROWTH STRATEGIC PARTNERS FUND L.P.

By:	Accel Growth Fund Associates L.L.C. its General Partner

By:
Name:
Title:
Date:

ACCEL GROWTH FUND INVESTORS 2010 L.L.C.

By:
Name:
Title:
Date:

ACCEL LEADERS 3 L.P.

By:
Name:
Title:
Date:

ACCEL LEADERS 3 ENTREPRENEURS L.P.

By:
Name:
Title:
Date:

ACCEL LEADERS 3 INVESTORS (2020) L.L.C.

By:
Name:
Title:
Date:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written below.

ANTHONY CASALENA

By:
Date:

ANTHONY CASALENA REVOCABLE TRUST

By
Name:	Anthony Casalena
Title:	Trustee
Date:

ANTHONY CASALENA 2019 FAMILY TRUST

By:
Name:	Anthony Casalena
Title:	Trustee
Date:

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